SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 24, 2002
                                                --------------------------------

Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-AM1)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      333-59060                  13-3291626
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                   10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code  (212) 296-7000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            -------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-AM1. On January 24, 2002, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fairbanks Capital Corp., as servicer and Bankers Trust Company of California, N.A., as trustee, of Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-AM1 (the "Certificates"), issued in eight classes. The Class A-2, Class M-1, Class M-2 and Class B-1 Certificates, with an aggregate scheduled principal balance as of January 1, 2002 of $111,488,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), CDC Securities ("CDC") and Utendahl Capital Partners, L.P. ("UCP" and collectively with MS&CO. and CDC, the "Underwriters"), pursuant to an Underwriting Agreement dated as of January 18, 2002 by and among the Company and the Underwriters and the Class A-1 Certificates, with an aggregate scheduled principal balance of $288,107,000, were sold to MS&Co., CDC and UTC, pursuant to a Certificate Purchase Agreement, dated as of January 24, 2002, by and among the Company, MS&Co., CDC and UTC.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            (c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 7, 2002                   MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.



                                          By:    /s/ Sanjeev Khanna
                                              ---------------------------------
                                              Name:  Sanjeev Khanna
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
-----------                     -----------

4                               Pooling and Servicing Agreement

                                    EXHIBIT 4